SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
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                                 April 25, 2000


                              COHOES BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)


Delaware                           000-25027                  14-1807865
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)


                  75 Remsen Street, Cohoes, New York  12047
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
--------------------------------------------------------------------------------
                                 (518) 233-6500


                                       N/A
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          (Former name or former address, if changed since last report)

Item  5.     Other Events

     On April 25, 2000, the board of directors of Hudson River Bancorp, Inc. ("Hudson River"), the holding company of Hudson River Bank & Trust Company, and Cohoes Bancorp, Inc. ("Cohoes"), the holding company of Cohoes Savings Bank, entered into a definitive agreement (the "Merger Agreement") to combine in a merger of equals (the "Merger"). The Merger Agreement calls for a tax-free exchange of each outstanding share of Cohoes common stock for 1.185 shares of Hudson River common stock. In addition, pursuant to the Merger Agreement, Cohoes Savings Bank will merge with Hudson River Bank & Trust Company.

     In connection with the Merger Agreement, Hudson River and Cohoes entered into option agreements (the "Option Agreements") pursuant to which each party granted the other party options, exerciable under certain circumstances, to purchase shares of their respective common stock in an amount equal to 19.9% of the total number of outstanding shares of either Hudson River's or Cohoes's common stock as of the day the options become exeercisable.

     The Merger will be accounted for as a purchase and is expected to close in the fourth quarter of 2000. The Merger Agreement has been approved by the boards of directors of both companies. However, it is subject to certain other conditions, including the approvals of the shareholders of both companies and the approvals of regulatory authorities.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Agreement and the Option Agreements attached hereto.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  See Exhibit Index

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           COHOES BANCORP, INC.



Date: May 5, 2000                          By: /s/ Richard A. Ahl
                                                -------------------------
                                                Richard A. Ahl
                                                Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of April 25, 2000, between Hudson River Bancorp, Inc. and Cohoes Bancorp, Inc.

2.2 Stock Option Agreement dated as of April 25, 2000 between Cohoes Bancorp, Inc. and Hudson River Bancorp, Inc.

2.3 Stock Option Agreement dated as of April 25, 2000 between Hudson River Bancorp, Inc. and Cohoes Bancorp, Inc.